Exhibit 10.1
Subscription Terms
Avanir Pharmaceuticals
101 Enterprise, Suite 300
Aliso Viejo, California 92656
Ladies and Gentlemen:
The undersigned (the “Investor”) hereby confirms and agrees with you as follows:
1. The subscription terms set forth herein (the “Subscription”) are made as of the date set forth below between Avanir Pharmaceuticals, a California corporation (the “Company”), and the Investor.
2. The Company has authorized the sale and issuance of (i) up to 34,972,678 shares (the “Shares”) of the Company’s Class A common stock, no par value per share (the “Common Stock”), and (ii) warrants to purchase up to 12,240,437 shares of Common Stock (the “Warrants” and together with the Shares, the “Securities”) for a purchase price of $1.14375 per unit, with each unit consisting of one Share and 0.35 Warrants (the “Offering”). The Offering and issuance of Securities are being made pursuant to the Registration Statements and the Prospectus (as such terms are defined below). The Investor acknowledges that the Company intends to enter into subscriptions in substantially the same form as this Subscription with certain other third party investors.
3. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor, such number of Shares and Warrants as is set forth on the signature page hereto (the “Signature Page”). The Investor acknowledges that the offering is not a firm commitment underwriting and that there is no minimum offering amount.
4. The completion of the purchase and sale of the Securities shall occur at a closing (the “Closing”) that, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is expected to occur on or about April 4, 2008. At the Closing, (a) the Company shall cause its transfer agent to release to the Investor the number of Shares being purchased by the Investor, (b) the Company shall deliver to the Investor the Warrants being purchased by the Investor and (c) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company. Physical certificates representing the Shares purchased by the Investor will not be issued to the Investor; instead, such Shares will be credited to the Investor using customary procedures for DWAC transfers through the facilities of The Depository Trust Company (“DTC”). The Warrants will be issued by the Company, and delivered to the Investor, in physical form. The provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.
5. The Company has filed or will file with the Securities and Exchange Commission (the “Commission”) (i) a prospectus dated August 3, 2005 (the “First Base Prospectus”), (ii) a prospectus dated February 19, 2008 (the “Second Base Prospectus” and together with the First Base Prospectus, the “Base Prospectuses”), (iii) if applicable, a preliminary prospectus related to the Offering (together with the Base Prospectuses, the “Statutory Prospectus”), and (iv) if applicable, any issuer free writing prospectus as defined in Rule 433 under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Securities and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), and will file with the Commission a final prospectus supplement (together with the

Base Prospectuses, the “Prospectus”) with respect to the registration statements on Form S-3 (File Nos. 333-149125 and 333-125979) (the “Registration Statements”) reflecting the Offering, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statements”), in conformity with the Securities Act, including Rule 424(b) thereunder. The Base Prospectuses, any Statutory Prospectus, any Issuer Free Writing Prospectus and the pricing information contained in this Subscription are collectively the “Disclosure Package”. The Investor hereby confirms that it has had full access to the Disclosure Package, including the Company’s periodic reports and other information incorporated by reference therein, and was able to read, review, download and print such materials.
6. The Company has entered into a Placement Agency Agreement (the “Placement Agreement”), dated March 26, 2008 with Piper Jaffray & Co. (the “Placement Agent”), which will act as the Company’s exclusive placement agent with respect to the Offering and receive a fee in connection with the sale of the Securities. The Placement Agreement contains certain representations and warranties of the Company. The Company acknowledges and agrees that the Investor may rely on the representations and warranties made by it to the Placement Agent in Section 2 of the Placement Agreement to the same extent as if such representations and warranties had been incorporated in full herein and made directly to the Investor. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Placement Agreement.
7. The obligations of the Company and the Investor to complete the transactions contemplated by this Subscription shall be subject to the following:
     a. The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Shares and Warrants being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.
     b. The Investor’s obligation to purchase the Securities will be subject to the condition that the Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the other investors of the Securities that they have agreed to purchase from the Company.
8. The Company hereby makes the following representations, warranties and covenants to the Investor:
     a. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company. This Subscription has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ and contracting parties’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     b. The Company shall (i) before the opening of trading on the Nasdaq Global Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by law or the rules and regulations of any self-regulatory organization which the Company or its securities are subject.
     c. The Securities are being offered and sold to the Investor pursuant to the Registration Statements and the offering and sale of the Securities is in compliance with the General Instructions to Form S-3.
     d. The offering and sale of the Securities does not, and will not, require the approval of the Company’s shareholders.
     e. Following the closing of the offering and sale of the Securities, the Company will propose to the FDA that it will amend the design of the Company’s ongoing Phase III STAR trial to add an additional 36 patients to the targeted patient enrollment. Subject to FDA consent, the Company will expand the trial consistent with this proposal.
9. The Investor hereby makes the following representations, warranties and covenants to the Company:
     a. The Investor represents that (i) it has had full access to the Disclosure Package, including the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Subscription, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, and (iii) it is acquiring the Securities for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.
     b. The Investor has the requisite power and authority to enter into this Subscription and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Subscription has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     c. The Investor understands that nothing in this Subscription or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.
     d. Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, as of the date of this Subscription, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that the Investor was first contacted by the Placement Agent or the Company with respect to the transactions contemplated hereby. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including, without limitation, Short Sales) prior to the time that the transactions contemplated by this Subscription are publicly disclosed. The Investor agrees that it will not use any of the Securities acquired pursuant to this Subscription to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.
     e. The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, FINRA member or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.
Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)
10. No offer by the Investor to buy Securities will be accepted and no part of the aggregate purchase price will be delivered to the Company until the Investor has received the Disclosure Package and the Company has accepted such offer by countersigning a copy of this Subscription, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. This Subscription will constitute only an indication of interest, involving no obligation or commitment of any kind, until the Disclosure Package has been delivered or made available to the Investor and this Subscription is accepted and countersigned by or on behalf of the Company.
11. Notwithstanding any investigation made by any party to this Subscription, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Subscription, the delivery to the Investor of the Securities being purchased and the payment therefor.
12. This Subscription may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
13. In case any provision contained in this Subscription should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
14. This Subscription will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15. This Subscription may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.
16. The Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this Subscription shall constitute written confirmation of the Company’s sale of Securities to such Investor.
17. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Subscription shall terminate without any further action on the part of the parties hereto.

INVESTOR SIGNATURE PAGE
Number of Shares: 798,906                                 Maximum Percent:*
Number of Warrants: 279,618
(such number equal to 35% of the number of Shares being purchased by the Investor)
Purchase Price Per Unit: $ 1.14375
Aggregate Purchase Price: $ 913,748.74

(* if applicable, insert limit on total percentage of Company shares outstanding after the offering that Investor will hold, in which case the foregoing share, warrant and purchase values will be adjusted down if necessary to keep total purchase under this limit)
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: March 26, 2008
Caduceus Private Investments II (QP), LP
INVESTOR

By: /s/ Eric A. Bittelman

Print Name: Eric A. Bittelman
Title: CFO, OrbiMed Advisors, LLC

Name that Securities are to be registered:

Mailing Address:

Taxpayer Identification Number:
Manner of Settlement: DWAC (see Exhibit A for explanation and instructions)

INVESTOR SIGNATURE PAGE
Number of Shares: 2,133,715                                 Maximum Percent:*
Number of Warrants: 746,800
(such number equal to 35% of the number of Shares being purchased by the Investor)
Purchase Price Per Unit: $ 1.14375
Aggregate Purchase Price: $ 2,440,436.53

(* if applicable, insert limit on total percentage of Company shares outstanding after the offering that Investor will hold, in which case the foregoing share, warrant and purchase values will be adjusted down if necessary to keep total purchase under this limit)
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: March 26, 2008
Caduceus Private Investments II, LP
INVESTOR

By: /s/ Eric A. Bittelman

Print Name: Eric A. Bittelman
Title: CFO, OrbiMed Advisors, LLC

Name that Securities are to be registered:

Mailing Address:

Taxpayer Identification Number:
Manner of Settlement: DWAC (see Exhibit A for explanation and instructions)

INVESTOR SIGNATURE PAGE
Number of Shares: 15,557,318                      Maximum Percent:* 19.90
Number of Warrants: 5,445,061
(such number equal to 35% of the number of Shares being purchased by the Investor)
Purchase Price Per Unit: $ 1.14375
Aggregate Purchase Price: $ 17,793,682.46

(* if applicable, insert limit on total percentage of Company shares outstanding after the offering that Investor will hold, in which case the foregoing share, warrant and purchase values will be adjusted down if necessary to keep total purchase under this limit)
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: March 26, 2008
Clarus Lifesciences I, L.P.
INVESTOR

By: Clarus Lifesiences I, L.P.
By: Clarus Ventures I, G.P., L.P., its General Partner
By: Clarus Ventures I, LLC, its General Partner

By:	/s/ Nick Simon

Print Name: Nick Simon

Title: Managing Director

Name that Securities are to be registered: Clarus Lifesciences I, L.P.

Mailing Address:	Clarus Ventures
Attn: Danielle Bechard, Controller
One Memorial Drive, Suite 1230
Cambridge, MA 02142
Taxpayer Identification Number:
Manner of Settlement: DWAC (see Exhibit A for explanation and instructions)

INVESTOR SIGNATURE PAGE
Number of Shares: 7,739,570                                Maximum Percent:* 9.9
Number of Warrants: 2,708,849
(such number equal to 35% of the number of Shares being purchased by the Investor)
Purchase Price Per Unit: $ 1.14375
Aggregate Purchase Price: $ 8,852,133.19

(* if applicable, insert limit on total percentage of Company shares outstanding after the offering that Investor will hold, in which case the foregoing share, warrant and purchase values will be adjusted down if necessary to keep total purchase under this limit)
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: March 26, 2008
ProQuest Investments IV, L.P.
INVESTOR

By:	/s/ Pasquale DeAngelis

Print Name:	Pasquale DeAngelis
Title: Managing Member of the General Partner
Name that Securities are to be registered: ProQuest Investments IV, L.P.

Mailing Address:	90 Nassau Street, 5th Floor
Princeton, NJ 08542
Taxpayer Identification Number:
Manner of Settlement: DWAC (see Exhibit A for explanation and instructions)

INVESTOR SIGNATURE PAGE
Number of Shares: 8,679,582                     Maximum Percent:*
Number of Warrants: 3,037,854
(such number equal to 35% of the number of Shares being purchased by the Investor)
Purchase Price Per Unit: $ 1.14375
Aggregate Purchase Price: $ 9,927,271.91

(* if applicable, insert limit on total percentage of Company shares outstanding after the offering that Investor will hold, in which case the foregoing share, warrant and purchase values will be adjusted down if necessary to keep total purchase under this limit)
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: March 26, 2008
Vivo Ventures Fund VI, L.P.
INVESTOR

By: /s/ Albert Cha

Print Name:	Albert Cha

Title: Managing Member of Vivo Ventures VI, LLC, its General Partner

Name that Securities are to be registered: Vivo Ventures Fund VI, L.P.

Mailing Address:	575 High Street, #201
Palo Alto, CA 94301
Taxpayer Identification Number:
Manner of Settlement: DWAC (see Exhibit A for explanation and instructions)

INVESTOR SIGNATURE PAGE
Number of Shares: 63,589                     Maximum Percent:*
Number of Warrants: 22,255
(such number equal to 35% of the number of Shares being purchased by the Investor)
Purchase Price Per Unit: $ 1.14375
Aggregate Purchase Price: $ 72,727.63

(* if applicable, insert limit on total percentage of Company shares outstanding after the offering that Investor will hold, in which case the foregoing share, warrant and purchase values will be adjusted down if necessary to keep total purchase under this limit)
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: March 26, 2008
Vivo Ventures VI Affiliates Fund, L.P.
INVESTOR

By:	/s/ Albert Cha

Print Name: Albert Cha

Title: Managing Member of Vivo Ventures VI, LLC, its General Partner

Name that Securities are to be registered: Vivo Ventures VI Affiliates Fund, L.P.

Mailing Address:	575 High Street, #201
Palo Alto, CA 94301
Taxpayer Identification Number:
Manner of Settlement: DWAC (see Exhibit A for explanation and instructions)

Agreed and Accepted this 26th day of March 2008:
AVANIR PHARMACEUTICALS

/s/ Keith Katkin
By: Keith Katkin Title: Chief Executive Officer
Sales of the Securities purchased hereunder were made pursuant to a registration statement(s) or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.